Selkirk Opportunities Fund (ticker: SLOPX) SUMMARY PROSPECTUS April 30, 2012

Before you invest, you may want to review the Selkirk Funds’ statutory prospectus and statement of additional information dated April 30, 2012, which contain more information about the fund and its risks.  You can find the Selkirk Funds’ statutory prospectus and other information about the fund online at http://www.selkirkmutualfunds.com.  You can also get this information at no cost by calling 1-855-SELKIRK (1-855-735-5475) or by sending an e-mail request to info@selkirkmutualfunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Investment Objective

The Selkirk Opportunities Fund (the “Fund” or “Opportunities Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percent of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percent of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses(1)	0.61%
Total Annual Fund Operating Expenses Fee Waiver(2) Total Annual Fund Operating Expenses after Fee Waiver	2.11% -0.86% 1.25%

1) “Other Expenses” are based on estimated amounts for current fiscal year and assumes that the Fund has average daily net assets of $25,000,000.

(2) The Adviser has contractually agreed (through April 30, 2013) to waive fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses) in order to limit Total Annual Fund Operating Expenses to 1.25% of the average net assets.  The contractual agreement to waive fees and/or pay expenses cannot be terminated, other than by the Trust’s Board of Trustees, prior to May 1, 2013.  To the extent the Adviser waives its management fees and/or pays expenses of the Fund, it may seek repayment by the Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived, subject to the respective waiver and reimbursement agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Selkirk Opportunities Fund	1 Year	3 Years
	$127	$397

Portfolio Turnover

The Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund’s performance.  The Fund began operation on January 1, 2012.  For the three months period ended March 31, 2012, the Opportunities Fund’s portfolio turnover rate was zero percent of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 70% of its assets in companies with market capitalization of less than $5 billion or smaller than the largest company* in the Russell 2000 Index, whichever is larger and as measured at the time of purchase, which are considered by the Fund’s Adviser to be small cap issuers, and that the Fund’s Adviser considers to be high quality, strong companies available for purchase at an exceptional value.  Current income is not a consideration.

In selecting the Fund’s investments, the Fund’s Portfolio Manager analyzes the financial, business and management areas of companies and identifies quality companies that demonstrate:

•

consistently high cash returns on net operating assets (CRONOA™);

•

a sound balance sheet with strong generation of free cash;

•

a sustainable competitive advantage in an industry with enviable business economics operated by a capable management team that understands capital allocation and committed to preserving the company dominance and enhancing the company’s competitive position; and

•

Management operates with integrity and on behalf of the shareholder.

Companies meeting above criteria, are given risk adjusted “value-ranges” and placed on the composite bench.  When the price of a security on the composite bench comes within this value range, a position may be taken.

In pursuing its investment objective, the Fund has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that the Fund’s Adviser believes may provide an opportunity for above-average appreciation. The Fund primarily invests in U.S. common stocks.

________________

* As of April 26, 2012, the market capitalization of the largest company in the Russell 2000 Index was $4.3 billion.

Principal Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund`s share price fluctuates, which means you could lose money by investing in the Fund. The principal risks of investing in this Fund are summarized as follows:

Management Risk The Fund is subject to the risk that the investment adviser`s judgments about the value or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Equity Securities Risk Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. Further, the value of a particular stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Investment Style Risk Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund`s approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Small-Cap Risk Securities of companies with small market capitalization are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

New Fund Risk There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate that Fund.  The Board of Trustees can liquidate a Fund without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders, and may result in adverse tax consequences to the shareholders of that Fund.

Performance

Performance information for the Opportunities Fund is not included because the Fund does not have one full calendar year of performance.

Investment Adviser/Sub-Adviser

Convergence Financial Services, Inc. (the “Adviser”) is the investment adviser to the Selkirk Opportunities Fund.

Clarkston Capital Partners, LLC, (the “Sub-Adviser”) is the sub-adviser to the Selkirk Opportunities Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Investment Officer and a founding member of the Fund’s Sub-Adviser, Clarkston Capital Partners, LLC, is the Portfolio Manager of the Fund.  He has served as the Portfolio Manager of the Fund since its inception.

Jerry W. Hakala, CFA, Director of Research and a founding member of the Fund’s Sub-Adviser, Clarkston Capital Partners, LLC, is Co-Portfolio Manager of the Fund.  He has served as the Co-Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by mail (Selkirk Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207), by wire transfer or by telephone at 1-855-SELKIRK (1-855-735-5475).  The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$250	$25 per month

Tax Information

The Fund’s distributions, if any, are expected to be taxable and are expected to be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as an individual retirement account. Distributions on investments made through tax deferred vehicles, such as IRAs, may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No.  811-09941

SELOPP  04/2012

4